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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                          Pursuant to Section 13 of the

                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): September 9, 2002
                                                         -----------------


                          Discover Card Master Trust I
              ----------------------------------------------------
               (Exact name of registrant as specified in charter)



  Delaware                            0-23108                    51-0020270
  --------                            -------                    -----------
 (State of                          (Commission                 (IRS Employer
Organization)                       File Number)             Identification No.)


c/o Discover Bank
12 Read's Way
New Castle, Delaware                                                    19720
-------------------------------------------                           ----------
(Address of principal executive offices)                              (Zip Code)


Registrant's Telephone Number, including area code:  (302) 323-7434
                                                     --------------

Former name or former address, if changed since last report:  Not Applicable



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Item 5. Other Events

        On September 9, 2002, Discover Bank, as Master Servicer, Servicer and Seller and U.S. Bank National Association, as Trustee for the Discover Card Master Trust I, amended the Series Supplements for Series 2000-9 and Series 2002-3, effective as of August 31, 2002, to modify the definition of Series Excess Spread as it is used to determine Group Excess Spread for each outstanding series.

        A copy of the amendment to the Series Supplement for Series 2000-9 is attached as Exhibit 4.1, and the amendment to the Series Supplement for Series 2002-3 is attached as Exhibit 4.2.


Item 7. Exhibits


Exhibit No.    Description
-----------    -----------

Exhibit 4.1 First Amendment to the Series Supplement for Series 2000-9, dated as of September 9, 2002 and made effective as of August 31, 2002, by and between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee.

Exhibit 4.2 First Amendment to the Series Supplement for Series 2002-3, dated as of September 9, 2002 and made effective as of August 31, 2002, by and between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   Discover Card Master Trust I
                                           (Registrant)


                                   By:  Discover Bank
                                        (Originator of the Trust)



Date:  September 9, 2002           By:  /s/ Michael F. Rickert
                                        ----------------------------------------
                                        Michael F. Rickert
                                        Vice President, Chief Accounting
                                        Officer and Treasurer



                                     PAGE 3

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                                INDEX TO EXHIBITS

Exhibit No.    Description
-----------    -----------

Exhibit 4.1 First Amendment to the Series Supplement for Series 2000-9, dated as of September 9, 2002 and made effective as of August 31, 2002, by and between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee.

Exhibit 4.2 First Amendment to the Series Supplement for Series 2002-3, dated as of September 9, 2002 and made effective as of August 31, 2002, by and between Discover Bank as Master Servicer, Servicer and Seller and U.S. Bank National Association as Trustee.



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